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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 21, 2000


                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)



Delaware                              000-21001              95-4090463
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(State or other juris-                (Commission            (IRS Employer
diction of incorporation)             File Number)           Identification No.)


27 Wormwood Street, Boston, Massachusetts                         02210
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (617) 737-0930



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On September 25, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing the appointment, effective as of September 21, 2000, of John
E. Ahern as President and Chief Executive Officer of the Company. Mr. Ahern will also serve as a member of the Board of Directors and Chairman of the Board. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated September 25, 2000, announcing the appointment of John E. Ahern as President and Chief Executive Officer of NMT Medical, Inc.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2000      NMT Medical, Inc.
                              -----------------
                              (Registrant)

                              By: /s/ John E. Ahern
                                 ------------------------------------------
                                 Name:  John E. Ahern
                                 Title:  President and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

  99.1 Press Release, dated September 25, 2000, announcing the appointment of John E. Ahern as President and Chief Executive Officer of NMT Medical, Inc.